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                                                                    Exhibit 32.1

                                  CERTIFICATION

                                   PURSUANT TO

                               SECTION 906 OF THE

                           SARBANES-OXLEY ACT OF 2002

                                (18 U.S.C. 1350)

     In connection with the Annual Report on Form 10-K for the period ended June 30, 2003 (the "Report") of BearingPoint, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, Randolph C. Blazer, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                /s/ Randolph C. Blazer
                                                --------------------------------
                                                Name: Randolph C. Blazer
                                                Date: September 29, 2003